UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 1, 2004

TIER TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)

10780 Parkridge Blvd., 4th Floor Reston, Virginia (Address of principal executive offices)		20191 (Zip Code)
(571) 382-1090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

   Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition

On November 1, 2004, Tier Technologies, Inc., a California corporation (the Company”), issued a press release announcing the Company’s financial results for the fourth quarter and year ended September 30, 2004. A copy of the press release is furnished with this Current Report as Exhibit 99.1.

The information contained in this Form 8-K, including the attached exhibit, is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits
The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:
Exhibit 99.1 Press release of the Registrant dated November 1, 2004 announcing financial results for the quarter and year ended September 30, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC. By: /s/ Jeffrey A. McCandless Jeffrey A. McCandless Chief Financial Officer

Date: November 1, 2004

Exhibit No.       Description

99.1	Press release of the Registrant dated November 1, 2004 announcing financial results for the quarter and year ended September 30, 2004